Exhibit 99.1

BRE Properties, Inc. COMPANY OUTLOOK

First Quarter 2004

BRE PROPERTIES, INC.

Publicly Traded REIT

$3.2 Billion Total Market Cap

Multifamily Focus

84 Properties/23,493 Units

WESTERN METRO MARKETS

Market # Properties # Units % NOI

California

L.A./Orange Co. 22 5,665 25%

} 45%

San Diego 13 3,711 20%

SF Bay Area 10 3,488 19%

Sacramento 10 2,156 8%

Pacific Northwest

Seattle 13 3,149 11%

Mountain/Desert

Phoenix 7 2,440 8%

Denver 5 1,620 5%

Salt Lake City 4 1,264 4%

Total 84 23,493 100%

DIFFERENTIATING FACTORS

A 34-year history with sustained performance

Clear, focused strategy

Well positioned for growth

Research-based investment approach

Strong financial position

Alignment with Shareholder interests

TOTAL ASSETS & REVENUE

$2,500 $350

$300

$2,000

$250

$1,500

$200

$150

$1,000

Assets in Millions $100 Revenue in Millions

Total Assets in Millions Revenue in Million

$500

$50

$0 $0

1997 1998 1999 2000 2001 2002 2003 2004E

Total Assets in Millions

Revenue in Millions

FFO & DIVIDENDS PER SHARE

$3.00 $2.50 $2.00 $1.50 $1.00 $0.50 $0.00

1997 1998 1999 2000 2001 2002 2003 2004E

FFO Per Share

Dividends Per Share

RESULTS 1995-2003

Apartment units: 5,200 to 23,000

Total assets $300mm to $2.2B

8-year average FFO growth 6.4%

8-year average total return 16%

STRATEGY: WEST IS BEST

Western concentration: A business risk we choose to exploit

Favorable long-term fundamentals

High propensity to rent: 43% vs. 33% nationally

Resident base of young adults and Empty Nesters

Develop in California: No question about long-term demand

CALIFORNIA: 5TH LARGEST GLOBAL ECONOMIC POWER

Population

12.3% of total U.S. population today

19% of U.S. population growth through 2008

Adds approximately 479,000 people per year

Employment

11% of total U.S. employment today

13% of U.S. employment growth through 2008

Adds approximately 262,000 new jobs per year

Gross State Product Exceeds $1 trillion

Source: Economy.com, U.S. Census

TARGET DEMOGRAPHICS

DEMOGRAPHICS

(POPULATION IN MILLIONS)

PRIME RENTERS 19-30 YEARS OLD 46 51 by 2010

EMPTY NESTERS 50-75 YEARS OLD 51 63 by 2010

PROPENSITY TO RENT

UNITED STATES 33%

WESTERN UNITED STATES 35%

CALIFORNIA 43%

BRE 5-YEAR PLAN

Gross revenue $400-450 million

NOI target levels by market

Region 1Q ‘04 Target

Southern CA 45% 45%-55%

Northern CA 27% 25%-35%

Mountain/Desert 17% 4%-11%

Pacific NW 11% 5%-10%

AFFORDABILITY METRICS

MEDIAN HOME PRICE/AFFORDABILITY

SAN FRANCISCO BAY AREA $582,000 19%

SACRAMENTO $269,000 36%

SAN DIEGO $466,000 15%

LOS ANGELES $382,000 23%

ORANGE COUNTY $533,000 18%

SEATTLE $277,000 33%

SALT LAKE CITY $158,000 65%

DENVER $250,000 47%

PHOENIX $155,000 67%

BRE 5-YEAR PLAN

Investment drivers–annual targets

250 million new construction starts

$100 million acquisitions

$50 million dispositions

Disposition parameters

Maintain net-buyer posture

Sell down low-growth markets

Recycle into California

DEVELOPMENT PIPELINE

Target Investment=$250mm Per Year

$300

$250

$200

$150

$100

$50

$0

$212 $108 $92 $97 $130 $58 $244 $150 $70 $119 $203 $51 $84 $166

2004 2005 2006 2007 2008

Construction Starts Funds Advanced $            Units Leased

MARKET TARGETS

Market Outlook Current Cap Rates

California

L.A./Orange Co. Overweight 5.50% - 6.00%

San Diego Overweight 5.50% - 6.00%

San Francisco Neutral/Overweight 5.50% - 6.00%

Sacramento Neutral 6.50% - 7.00%

Pacific Northwest

Seattle Neutral 6.50% - 7.00%

Mountain/Desert

Denver Neutral 7.50% - 8.00%

Phoenix Underweight 7.00% - 7.50%

Salt Lake City Underweight 7.50% - 8.00%

Weighted Average 6.00% - 6.50%

INVESTMENT & RESEARCH CONSIDERATIONS

Macro/market level

Jobs, jobs, jobs

Single family affordability

Permits as % of inventory

Micro/submarket level

Job base and income levels

Proximity to transportation hubs

Access to retail and entertainment

OPERATING PERFORMANCE

Avg Occupancy S-S Revenue Growth

Q1 ‘04 8-Yr Avg Q1 ‘04 8-Yr Avg

San Francisco 94% 96% -4% 4%

San Diego 95% 97% 0% 6%

L.A./Orange Co. 94% 96% 3% 7%

Sacramento 93% 96% 4% 4%

Seattle 95% 96% 0% 2%

Salt Lake City 95% 94% 2% 1%

Denver 94% 96% -4% -1%

Phoenix 96% 95% 3% 0%

94% 96% 0% 4%

Same-store expense growth 5% 1%

Same-store NOI growth -2% 5%

CREDIT PROFILE

BRE Peer Group

Debt to Total Mkt Cap 39% 42%

Preferred Stock to Total Mkt Cap 5.5% 4.5%

Secured Debt to Total Assets 12% 28%

Interest Coverage 3.0x 2.9x

Fixed Charge Coverage 2.6x 2.4x

FFO Payout Ratio 87% 84%

AFFO Payout Ratio 94% 113%

* Peer Group represents 10 largest apt REITs as of 12-31-03.

DEBT MATURITIES

Excludes our revolving Lines of Credit, maturing 2006-2008.

$430,000

$217,426

$213,113

($000s)

$70,000

$60,000 $52,338

$50,000

$40,000

$31,275

$30,000

$20,647

$20,000

$14,056

$10,000

$1,690

$0

2004 2005 2006 2007 2008 2009 2010 Thereafter

NET ASSET VALUE ESTIMATES

BRE disclosed estimate $32.98

Portfolio cap rate 6.75%

50-75 bps above market level

“Street” estimate

Wide range

Assume cap rates at “National-Norm”

No differentiating regional factors

2004 FFO GUIDANCE

2004 FFO guidance $2.30-$ 2.40

Same-store NOI flat ± 1%

Development NOI the driver

Net buyer position

Capital formation first half 2004

Redeemed $53mm 8.5% Preferred Stock

Issued $100mm 6.75% Preferred Stock

Issued $50mm 5-year notes at 3.58%

Issued $50mm 10-year notes at 4.70%

BRE FUTURE REWARDS

REITs with BRE’s Western focus have outperformed other regions

Multifamily supply-constrained markets have outperformed others

BRE’s reward equation includes:

Emerging growth strategy

Strong balance sheet

Disciplined management

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this presentation contains forward-looking statements regarding Company and property performance, and is based on the Company’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, competitive factors specific to markets in which BRE operates, legislative or other regulatory decisions, future interest rate levels or capital markets conditions. The Company assumes no liability to update this information. For more details, please refer to the Company’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q.

Reconciliation and Definition of Non-GAAP Financial Measures

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. BRE’s definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

FFO is based on NAREIT’s current definition and is calculated by BRE as net income computed in accordance with GAAP, excluding gains or losses from sales of investments, plus depreciation, and after adjustments for unconsolidated joint ventures and minority interests convertible to common shares. We consider FFO to be an appropriate supplemental measure of the operating performance of an equity REIT because, by excluding gains or losses and depreciation, FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Below is a reconciliation of net income available to common shareholders to FFO:

	Quarter ended 3/31/04	Quarter ended 3/31/03
Net income available to common shareholders	$13,464	$24,617
Depreciation from continuing operations	14,516	12,831
Depreciation from discontinued operations	—	306
Minority interests	718	824
Depreciation from unconsolidated entities	270	291
Net gain on investments	—	(9,636)
Less: Minority interests not convertible to common	(244)	(243)

Funds from operations	$28,724	$28,990

Diluted average shares outstanding – EPS	50,500	46,155
Plus: OP units (1)	970	1,195

Diluted average shares outstanding – FFO	51,470	47,350
Net income per common share – Diluted	$0.27	$0.53

FFO per common share – Diluted	$0.56	$0.61

(1)	Under FAS 128, common share equivalents deemed to be anti-dilutive are excluded from diluted EPS calculations.

Adjusted Funds from Operations (AFFO)

AFFO represents funds from operations less recurring capital expenditures. We consider AFFO to be an appropriate supplemental measure of the performance of an equity REIT because, like FFO, it captures real estate performance by excluding gains or losses on investments and depreciation. Unlike FFO, AFFO also reflects that capital expenditures are necessary to maintain the associated real estate assets. Below is a reconciliation of net income available to common shareholders to AFFO:

	Quarter ended 3/31/04	Quarter ended 3/31/03
Net income available to common shareholders	$13,464	$24,617
Depreciation from continuing operations	14,516	12,831
Depreciation from discontinued operations	—	306
Minority interests	718	824
Depreciation from unconsolidated entities	270	291
Net gain on investments	—	(9,636)
Less: Minority interests not convertible to common	(244)	(243)
Less: Capital expenditures	(2,009)	(2,548)

Adjusted funds from operations	$26,715	$26,442

Diluted average shares outstanding – EPS	50,500	46,155
Plus: OP Units (1)	970	1,195

Diluted average shares outstanding – FFO	51,470	47,350
Net income per common share – Diluted	$0.27	$0.53

AFFO per common share – Diluted	$0.52	$0.56

(1)	Under FAS 128, common share equivalents deemed to be anti-dilutive are excluded from diluted EPS calculations.

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA, excluding minority interests, gains or losses from sales of investments, redemption related preferred stock issuance costs, preferred stock dividends and other expenses. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA, gains (losses) from property dispositions and other charges, which permits investors to view income from operations without the impact of noncash depreciation or the cost of debt, or with respect to Adjusted EBITDA, other non-operating charges. Following is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter ended 3/31/04	Quarter ended 3/31/03
Net income available to common shareholders	$13,464	$24,617
Interest	15,677	14,441
Depreciation	14,516	13,137

EBITDA	$43,657	$52,195
Minority interests	718	824
Net gains on investments	—	(9,636)
Dividends on preferred stock	2,183	2,657

Adjusted EBITDA	$46,558	$46,040

Net Operating Income (NOI)

NOI is defined as total revenues less real estate expenses (including such items as repairs and maintenance, payroll, utilities, property taxes and insurance, advertising and management fees.) We consider NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio at the property level and is used to make decisions about resource allocations and assessing regional property level performance. Below is a reconciliation of net income available to common shareholders to net operating income:

	Quarter ended 3/31/04	Quarter ended 3/31/03
Net income available to common shareholders	$13,464	$24,617
Interest	15,677	14,441
Depreciation	14,516	13,137
Minority interests	718	824
Net gain on investments	—	(9,636)
Dividends on preferred stock	2,183	2,657
General and administrative expense	3,221	2,683

NOI	$49,779	$48,723

Less: Non Same-Store NOI	5,574	3,657

Same-Store NOI	$44,205	$45,066